Exhibit 99.1

INLAND WESTERN Retail Real Estate Trust, Inc. Second Quarter 2010 Update

Inland Western Retail Real Estate Trust, Inc. 1 Owner and manager of a diverse national retail portfolio 313 properties 46 million square feet of gross leaseable area under management $6.7 billion in total assets All information is given as of 6/30/2010 unless otherwise specifically noted.

Strategic Business Plan 2 Diversify portfolio geographically by tenant base and by retail property type to reduce risk Maintain asset management focus throughout property ownership - including regular review of opportunities as well as monitoring tenant credit, risk and exposure Strengthen the balance sheet by continuing to use a conservative capital structure and deleveraging through dispositions

2010 Goals and Initiatives 3 Complete the refinancing of 2010 maturing debt Execute new leases and renewals to achieve 90% leased rate1 by year-end with stabilizing average base rents Generate operating cash flows of $200 million for the year Seek to position company for future growth Leased rate includes all signed leases including those where the tenant has yet to occupy the space or commence paying rent.

2010 Accomplishments 4 Completed or in the process of refinancing 81% of debt maturing in 2010 – $288 million remains, of which $71 million had an extension option as of August 11, 2010 Increased leased rate to 88.4% as of June 30, 2010 from 87.6% as of June 30, 2009 Generated $94 million in cash flows from operating activities for the six months ended June 30, 2010 Increased distribution rate for third consecutive period, declaring second quarter distribution per share of 2.7% on an annualized basis using ERISA value of $6.85 per share Sold five properties for $80 million, extinguished $61 million in debt resulting in net proceeds of $18 million as of June 30, 2010 Entered into a definitive agreement for an initial $123 million joint venture with RioCan REIT, Canada’s largest REIT. Inland Western will initially contribute eight properties in Texas, maintaining 20% ownership and will earn property, asset management and leasing fees. Signed 98 new leases and renewed 163 leases (representing 75.5% retention, or 60.5% based on square footage) totaling 1.9 million square feet as of June 30, 2010

5 FINANCIAL UPDATE

Refinancing and Balancing Debt Maturities Included in this amount is $71.2 million that has an extension option. Loan status as of 8/11/10. Debt maturities exclude standard amortization and net mortgage discount of $3.0 million as of 12/31/09. The 2010 debt maturities include $184.7 million of mortgages payable that had matured as of 12/31/09 and exclude liabilities associated with the investment property held for sale as of 12/31/09 of $32.7 million. Debt Maturity Schedule through 20132,3 6 4 (All amounts in thousands) Paid, Refinanced, Under Remaining Fixed Rate Variable Rate Less: 12/31/09 Extended Application to be Year Mortgage Debt Mortgage Debt Amortization Total Debt & Forgiven or Commitment Addressed 2010 $1,107,549 $58,077 ($9,242) $1,156,384 $761,644 $106,725 $288,015 2011 $455,183 $27,545 ($10,275) $472,453 $14,434 $0 $458,019 2012 $433,094 $27,976 ($10,596) $450,474 $0 $0 $450,474 2013 $343,323 $0 ($9,829) $333,494 $1,846 $0 $331,648 1

Financial Highlights Excludes mortgages payable associated with investment property held for sale of $32.7 million at 12/31/09. Funds From Operations is a non-GAAP measure. See Form 10-Q for six months ended 6/30/10 for reconciliation to GAAP net loss. 7 (in thousands, except per share amounts and percentages) As of 6/30/10 As of 12/31/09 Total Assets $ 6,722,439 $ 6,928,365 Mortgages and Notes Payable 1 $ 3,905,255 $ 4,003,985 Line of Credit $ 133,242 $ 107,000 Weighted Average Interest Rate 6.04% 5.57% Ratio of Debt to Assets 60.07% 59.34% Shareholders' Equity $ 2,352,203 $ 2,441,550 Six Months Ended 6/30/10 6/30/09 Weighted Average Common Shares 482,996 479,257 Total Revenues $ 327,191 $ 338,699 Total REIT-Level Operating Expenses $ 9,243 $ 9,455 Funds From Operations 2 $ 57,598 $ 43,570 Funds From Operations / Share $ 0.12 $ 0.09 Distributions Declared $ 43,480 $ 47,354 Distributions Declared / Share $ 0.09 $ 0.10

FFO and Cash Flows From Operations FFO is a non-GAAP measure. See Form 10-K for year ended 12/31/09 and Form 10-Q for three months ended 3/31/10 and six months ended 6/30/10 for reconciliation to GAAP net (loss) income. Modified Funds From Operations excludes the impact of non-cash charges, such as provision for asset impairment and gain on debt extinguishment, and is a non-GAAP measure. (in thousands) Three Months Ended 6/30/10 Three Months Ended 3/31/10 Three Months Ended 12/31/09 Funds From Operations1 $ 21,823 $ 35,775 $ 19,148 Non-Cash Charges 16,484 0 12,782 Modified Funds From Operations2 $ 38,307 $ 35,775 $ 31,930 Cash Flow From Operations $ 55,396 $ 38,615 $ 45,874 Distributions Declared $ 22,371 $ 21,109 $ 15,657 8

9 PORTFOLIO UPDATE

Quality Portfolio Highlighted by Strong Anchors 10 Our 313 properties are predominately multi-tenant shopping centers strategically located in strong demographic areas in U.S. 9-year average age of portfolio requires less capital for general maintenance Strong anchors help drive consumer traffic and enhance leasing efforts 14 8 11 11 25 26 25 42 36 21 Numbers in circles are owned and shadow anchors. Includes T.J. Maxx, Marshalls, A.J. Wright and HomeGoods stores. ASSETS UNDER MANAGEMENT BY GLA 1 29

11 Tenant Diversification Reduces Risk Retail REIT’s Top Tenants by Annualized Base Rent Annualized Base Rent Contribution 12% 10% 8% 6% 4% 2% 0% 2.2% 2.6% 2.7% 3.2% 4.5% 4.6% 11.1% WRI Kroger IWEST Best Buy FRT Bed Bath & Beyond KIM Home Depot DDR Walmart/Sams Club REG Kroger EQY Publix 4.7% - Shopping Center Average Source: Company Reports

12 Inland Western’s marketing team partners with retailers and community groups to create one of a kind marketing programs intended to drive traffic, enhance retail sales and make an impact on the community The marketing team was recognized by the International Council of Shopping Centers with 7 Silver Maxi Awards for its innovative events and programs in 2009 Award Winning Marketing Programs Benefit Retailers and Consumers IWEST Programs Making an IMPACT on Their Communities The 5th Annual Back to School Bash at Midtown Center in Milwaukee, WI included distributing over 500 backpacks to local school children and collaborating with a partner chef in Michelle Obama’s “Let’s Move” campaign. Southpark Meadows in Austin, TX was one of many Inland Western properties hosting summer concert series, which have become a local tradition in many communities.

Property Management Goals and Initiatives Tenant retention In first six months of 2010, renewed 163 of 216 expiring leases for a 75.5% renewal rate (60.5% based on square footage) Cost control and property monitoring measures Focus on reduction of property level expenses – 7.5% reduction in first half of 2010 when compared to first half of 2009 State of the art business intelligence reporting system Aggressive review of vendor contracts; use economies of scale Dedicated collections team to improve timeliness of cash flows Sustainability initiatives Mission is to operate portfolio in an environmentally friendly manner to improve efficiency and enhance value for tenants and stockholders Implementation of property level energy management systems Orchestration of property level waste collection and recycling Conduct regular audits at select centers to target opportunities and develop best practices 13

14 LEASING & ASSET MANAGEMENT UPDATE

Assets Under Management

Wholly Owned

Wholly Owned
239 operating properties in 37 states
- 138 multi-tenant shopping centers
- 101 single-user properties, of which
  - 89 are net-lease properties

Portfolio Highlights
Top Tenants: PetSmart, Bed Bath & Beyond, Wal-Mart, Home Depot, Kohl's, Publix and Best Buy

Top Markets: CA, TX, FL, GA, IL, MD, NY,

GLA: 37.6 MM square feet

Consolidated Joint Venture

IW JV
55 operating properties in 23 states
- 45 multi-tenant shopping center
- 10 single-user properties, of which
  - 9 are net-lease properties

Portfolio Highlights
Top Tenants: Best Buy, Sports Authority, Ross Dress for Less, Marshalls and T.J. Maxx

Top Markets: >55% in top 50 U.S. MSAs

GLA: 6.5MM square feet (23 properties (42%) are grocery-anchored)

Unconsolidated Joint Ventures

MS Inland
Investment date: April 27, 2007
Formed 80% / 20% JV with state of Florida among seven operating properties
Investment balance at 2Q 2010: $75.5MM

Hampton Retail Colorado
Investment date: August 31, 2007
Four operating and two development projects

Ownership interest: 96.3%
Investment balance at 2Q 2010: $3.2MM

	Wholly Owned	Consolidated Joint Venture (1)	Unconsolidated Joint Ventures (2)
Operating Properties	239	55	11
Development Properties	1	5	2

1) Ownership interests ranging from 25% to 77% in six LLCs or LPs.
2) Ownership interests ranging from 20% to 96% in two LLCs or LPs.

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Core Portfolio Comprised of Necessity-Based Multi-Tenant Shopping Centers 25% of multi-tenant gross leasable area is located in Texas, which was resilient during the economic downturn Tenants/anchors are predominantly grocery and necessity-based Diversified across shopping center type Minimal lease roll-over near-term with stabilized lease expirations 16 82.7% 88.5% 92.2% 88.4% 92.7% Leased Rate

Asset Management Goals & Initiatives Achieve 90% leased rate by year-end Continue progress on re-leasing big boxes and upgrading tenant profile Stabilize average base rents Continue to sell non-core assets that no longer meet our annual growth rate targets 17

18 Increased Leasing Velocity Results in Significant Progress Big Box Vacancy Tenanting Progress Re-leased In negotiation Not yet addressed 621,945 19.4% 1,419,782 44.3% 1,165,235 36.3% Total Square Feet Leased Renewal Replacement New Total of 3.2 million square feet of gross leasable area returned via big box retailer vacancies 2008-2009 Currently negotiating leases or letters of intent for 36.3% Total of 5.2 million square feet leased since 1/1/2009

New Leases Signed in Last 18 Months Represent $29.1 Million in Rental Income 19 32% of the new leases signed in the last 18 months began paying rent in 2009 57% of the new leases signed in the last 18 months have begun or will begin paying rent in 2010 $29.1 million in recurring annual rental income will be achieved in 2011

Improved Tenant Diversification & Credit Profile 20 Credit Rating Source: Credit Risk Monitor reports As of June 30, 2008 As of June 30, 2010 Top Retail Tenants Investment Grade Current Credit Rating % of Annualized Base Rent Top Retail Tenants Investment Grade Current Credit Rating % of Annualized Base Rent Rank Movement 1. Mervyn's --/-- 3.1% 1. Best Buy BBB-/Baa2 2.6% +1 2. Best Buy BBB-/Baa2 2.3% 2. Rite Aid B-/Caa2 2.1% +1 3. Rite Aid B-/Caa2 1.8% 3. TJX Companies A/A3 2.0% +1 4. TJX Companies A/A3 1.7% 4. Stop & Shop BBB/Baa3 2.0% +3 5. Ross Dress for Less BBB/-- 1.7% 5. PetSmart BB/-- 2.0% +3 6. Linens 'N Things --/-- 1.7% 6. Home Depot BBB+/Baa1 1.8% +4 7. Stop & Shop BBB/Baa3 1.7% 7. Ross Dress for Less BBB/-- 1.8% -2 8. PetSmart BB/-- 1.7% 8. Bed Bath & Beyond BBB/-- 1.7% +1 9. Bed Bath & Beyond BBB/-- 1.6% 9. The Sports Authority --/-- 1.6% +5 10. Home Depot BBB+/Baa1 1.5% 10. Kohl's BBB+/Baa1 1.5% +6

Upgrading Tenant Profile and Mix 29 Newly Signed Leases for Former Big Box Vacancies in Last 18 Months 21 4 2 2 2 1 3 1 3 1 2 2 1 3 2

Multi-Tenant Single Tenant 2.3% 6.4% 11.2% 9.7% 8.0% 3.7% 3.4% 22 Stabilized Lease Expirations Lease Expiration Schedule Average annual lease expiration rate is 5.9% Renewal retention rate of 75.5% (60.5% based on square footage) as of June 30, 2010 Renewal rent spread of (4.5%) as of June 30, 2010 4.9% 5.2% 4.6% Average 5.9%

Key Takeaways We believe we have made solid progress on 2010 corporate initiatives We believe we have significantly stabilized the balance sheet Leases signed should translate into increasing revenue flow in latter 2010 and into 2011 We are aggressively working to manage the improving leasing trends, which are being offset by a reduction in base rent and continuing challenges for small tenants Adhering to our strategy is helping position us for a timely evaluation of a future liquidity event to achieve our growth potential 23

Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking statements.” Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “goals,” “plan,” “attempt,” “seek,” “may,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Federal Private Securities Litigation Reform Act of 1995 and we include this statement for the purpose of complying with such safe harbor provisions. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material. For more information refer to Part 1. Items 1A. Risk Factors in our 2009 annual report on Form 10-K for the year ended December 31, 2009, as amended. We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of June 30, 2010. This presentation should also be read in conjunction with our Annual Reports on Form 10-K, as amended, and our Quarterly Reports on Form 10-Q as filed with the SEC. Tenant Photographs and Logos The companies depicted may have proprietary interests in their trade names and trademarks. Nothing herein shall be considered to be an endorsement authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the aforementioned companies. Further, none of the aforementioned companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner, other than being a tenant in properties that Inland Western Retail Real Estate Trust, Inc. owns or has interest in. Property Photographs Properties depicted in photographs in this presentation are wholly or partially owned by Inland Western Retail Real Estate Trust, Inc. However, some photographs are of shadow anchors, which are located in or adjacent to our center, but that are not owned by Inland Western Retail Real Estate Trust, Inc. 24